SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FROM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2002

                       EverTrust Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington State or other jurisdiction of incorporation	0-26993 Commission File Number	91-1613658 (I.R.S. Employer Identification No.)

2707 Colby Avenue, Suite 600, Everett, Washington (Address of principal executive offices)	98201 (Zip Code)

Registrant's telephone number (including area code): (425) 258-3645

                     Not Applicable
(Former name or former address, if changed since last report)

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Item 5. Other Events

        On October 23, 2002, EverTrust Financial Group, Inc. ("Company") issued a press release which announced that its wholly-owned subsidiary, EverTrust Bank, had promoted John S. Williams to Chief Credit Officer. A press release announcing Mr. Williams' promotion is attached as Exhibit 99.1. and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        Exhibit

            99.1 Press Release dated October 23, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                            EVERTRUST FINANCIAL GROUP, INC.

DATE: October 23, 2002                                                     By: /s/ Jeffrey R. Mitchell
                                                                                                  Jeffrey R. Mitchell
                                                                                                  Vice President and Chief Financial Officer

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Exhibit 99.1

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  OR IMMEDIATE RELEASE                                                                                             Contact: Brad Ogura
                                                                                                                               EverTrust Financial Group, Inc.
                                                                                                                                                       425/258-0380

EverTrust Bank Promotes John S. Williams to Chief Credit Officer

October 23, 2002 -- Everett, WA -- EverTrust Financial Group, Inc. (Nasdaq: EVRT) today reported that its wholly owned subsidiary, EverTrust Bank, has promoted John S. Williams to chief credit officer.

"We are pleased to promote someone of John's caliber and background," said Michael R. Deller, president of EverTrust Bank. "His successful track record of managing large and diverse loan portfolios will be critical to the Bank's ongoing success as we continue with our expansion into King County. We intend to maintain EverTrust's excellent credit quality, especially important in this challenging economic climate as the Company remains focused on delivering ongoing and continued growth."

In his new role, Mr. Williams will be responsible for EverTrust's credit administration, including credit policies, loan structuring, pricing and ongoing financial analysis, for all of the Company's business units, including the private and business banking group, commercial real estate originators, and the commercial mortgage banking group.

Prior to his promotion to chief credit officer, Mr. Williams served as credit administrator at EverTrust Bank. His background includes 30-years of credit risk management at Bank of America / Seafirst. He is a graduate of the Pacific Coast Banking School and Central Washington University.

EverTrust Financial Group is a diversified financial services holding company that serves the Puget Sound region through its EverTrust Bank of Washington branches in Seattle, Bellevue and Snohomish County, EverTrust Asset Management office in Seattle, and Commercial Mortgage Banking Group in Tacoma.

For additional information, visit EverTrust Financial Group at www.EVRTonline.com.

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